UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

March 9, 2009

SHOTGUN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

         Nevada                      000-13577                         88-0195105

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                                               719 – 30th Ave., Pointe-Calumet, Quebec, Canada                    J0N 1G1

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

382 52 Ave., Pointe-Calumet, Quebec, Canada             J0N 1G4

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01_ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 9, 2008, the Registrant signed an agreement to acquire all of the assets of Organa Gardens Inc., a Nevada Corporation in the business of hydroponics vertical farming. These assets include but are not limited to all proprietary designs, engineering, technology, business models, plans and intellectual properties pertaining to the Organa Garden System-Discovery (OGS-D) and the Organa Garden System-Enterprise (OGS-E).

Both the OGS-D and OGS-E are a rotary hydroponics vertical farming system designed with serviceability, ease-of-use and maximum harvest in mind. Both models are modular allowing them to be expanded by stacking them.  It’s specially designed waterwheel technology allows the fully automated system to recycle and reuse 95% of the water used while requiring a negligible amount of energy to run.

Under the terms of the acquisition, Shotgun will issue up to 25,000,000 restricted 144 shares over a five year period or sooner based on certain gross revenue benchmarks being met from all revenue streams derived from the technology acquired from Organa Gardens Inc. and a cash commitment of up to $500,000 from Shotgun to complete the final steps of taking the OGS-D and OGS-E to market.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5. 03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 25, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted, effective March 31, 2009, the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shareholders entitled to vote on such matters approved a change of name from Shotgun Energy Corporation to “Organa Gardens International Inc.”  On February 26, 2009, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to Organa Gardens International Inc.

The details of the Change of Symbol and CUSIP Number will be reported when they are received by the Registrant subsequent to the review of the amendment by NASD and FINRA.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description

-----------     --------------------------

10.01

    Agreement with Organa Gardens Inc.

10.02

    Amendment of Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Shotgun Energy Corporation

/s/: Christopher Scheive

DATED:  March 13, 2009

   By: Christopher Scheive

   President

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